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                                                                       Exhibit 1

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                         $___________________________


                        THE UNITED ILLUMINATING COMPANY

                            UNDERWRITING AGREEMENT



                   Seabrook 1 Secured Lease Obligation Bonds










_____________________________, 199_







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                                                            ______________, 199_






MORGAN STANLEY & CO. INCORPORATED
CITICORP SECURITIES, INC.

c/o MORGAN STANLEY & CO. INCORPORATED
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

          Each of the undersigned, The United Illuminating Company (the "Company") and Meridian Trust Company (in its individual capacity, "Meridian"), not in its individual capacity but solely in its capacity as Owner Trustee (the "Owner Trustee") under the Trust Agreement, dated as of August 1, 1990 relating to the transactions hereinafter described (the "Trust Agreement"), hereby confirms its agreement with you, as underwriters (the "Underwriters"), as follows:

          SECTION 1. INTRODUCTION. The Owner Trustee proposes to issue and sell $___________ in aggregate principal amount of Seabrook 1 Secured Lease Obligation Bonds as follows: $__________ _____% Series due ___________, ____
(the "Series __ Bonds"); and $___________  _____% Series due ____________, ____
(the "Series ____ Bonds"); (the Series ____ Bonds and Series ____ Bonds being collectively referred to herein as the "Bonds") registered under the registration statement referred to in Section 4. The Bonds will be issued under the Indenture of Mortgage and Deed of Trust, dated as of August 1, 1990, as supplemented by Supplemental Indenture No. 2 thereto, dated as of ___________, 199_ (such Indenture of Mortgage and Deed of Trust, as so amended and supplemented, being hereinafter referred to as the "Indenture"), among the Company, The Bank of New York (the "Indenture Trustee") and the Owner Trustee.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prospectus (as hereinafter defined).
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          SECTION 2. PURCHASE AND SALE. On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this agreement (the "Underwriting Agreement"), the Underwriters shall purchase from the Owner Trustee, severally and not jointly, and the Owner Trustee shall issue and sell to the Underwriters, $__________ aggregate principal amount of the Series ____ Bonds at a price of __% of the principal amount thereof and $__________ aggregate principal amount of the Series ____ Bonds at a price of ____% of the principal amount thereof. Each Underwriter shall, severally and not jointly, purchase the respective principal amount of Series ____ Bonds and Series ____ Bonds set forth opposite its name on Schedule I hereto. The Company and the Owner Trustee are advised by the Underwriters that the Underwriters propose to make a public offering of the Bonds as soon after this Underwriting Agreement is entered into as in the Underwriters' judgment is advisable.

          Concurrently with the issuance and sale of the Bonds, the Owner Trustee will pay, with funds provided by the Owner Participant, to the Underwriters in immediately available funds an underwriting commission of _____% ($__________) in respect of the Series ____ Bonds and _____% ($__________) in respect of the Series ____ Bonds. The Company acknowledges that the fees and expenses of counsel to the Underwriters shall be included on the invoice of transaction expenses to be delivered by the Owner Trustee on or prior to the Closing Date (as hereinafter defined), pursuant to Sections 5(a)(iii) and 5(b) of the Refunding Agreement dated as of ______ __, 199_ among the Owner Participant, the Owner Trustee, the Indenture Trustee and the Company (the "Refunding Agreement"), and to be paid by the Owner Trustee with funds provided by the Owner Participant and from proceeds from the sale of the Bonds.

          SECTION 3. DESCRIPTION OF BONDS. The Bonds shall be issued under and pursuant to the Indenture and shall be held in book-entry form through the facilities of the Depository Trust Company. The Bonds and the Indenture shall have the terms and provisions described in the Prospectus, provided that, subsequent to the date hereof and prior to the Closing Date, the form of Indenture (including Supplemental Indenture No. 2 thereto) may be amended by mutual agreement among the Company, the Owner Trustee, the Indenture Trustee and the Underwriters.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE OWNER TRUSTEE. (a) The Company represents and warrants to the Underwriters that:

              (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration Statement No.______________), including a prospectus, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Bonds and has filed with

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     or shall promptly hereafter file with the Commission a prospectus supplement (the "Prospectus Supplement") specifying the terms of the Bonds and the plan of distribution thereof pursuant to Rule 424 under the Securities Act ("Rule 424"); and as used herein, (i) the term "Registration Statement" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement, (ii) the term "Basic Prospectus" means the prospectus included in the Registration Statement,
     (iii) the term "Prospectus" means the Basic Prospectus as supplemented by the Prospectus Supplement, (iv) the term "preliminary prospectus" means any preliminary prospectus supplement specifically relating to the Bonds, together with the Basic Prospectus, and (v) the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents incorporated by reference therein and the terms "supplement," "amendment" and "amend" shall include the documents, if any, deemed to be incorporated by reference in the Prospectus that are filed subsequent to the execution and delivery of this Agreement by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

              (ii) The Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

             (iii) (A) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) the Registration Statement, when it became effective, did not contain, and, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective applicable rules and regulations of the Commission thereunder and (D) the Prospectus does not contain, and, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this subsection (iii) do not apply (x) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any

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     Underwriter furnished to the Company in writing by such Underwriter expressly for use therein or (y) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Indenture Trustee.

              (iv) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Connecticut, has due corporate power and authority to own and operate its property and to conduct its business as described in the Prospectus, to execute and deliver, and perform its obligations under, this Underwriting Agreement, the Indenture, the Refunding Agreement, the Granting Clause Documents (as defined in the Indenture and, as supplemented or amended as of the Closing Date, hereinafter the "Granting Clause Documents"), and to consummate the transactions herein and therein contemplated; and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (v) Each subsidiary of the Company has been duly incorporated, is validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its property and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (vi) This Underwriting Agreement has been duly authorized, executed and delivered by the Company.

             (vii) The Company and its subsidiaries (x) are not in violation of their respective certificates of incorporation or bylaws, (y) are not in default in the performance or observance of any obligation, agreement, covenant or condition contained in the Indenture, the Refunding Agreement or the Granting Clause Documents, and (z) are not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any other contract, agreement or other instrument under which any of them may be bound, the effect of which, in the case of this clause (z), would have a material adverse effect on the Company and its subsidiaries, taken as a whole; the execution and delivery by the Company of, and the

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     performance by the Company of its obligations under, this Agreement, the
     Indenture, the Refunding Agreement and the Granting Clause Documents and the consummation of the transactions herein and therein contemplated, will not conflict with, result in a breach of or constitute a default under any provision of (A) applicable law, (B) the certificate of incorporation or bylaws of the Company, (C) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (D) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary; and, except for the approval of the Connecticut Department of Public Utility Control, no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the execution and delivery of, and the performance of its obligations under, this Underwriting Agreement, the Indenture, the Refunding Agreement or the Granting Clause Documents, in each case by the Company, or the consummation of the transactions herein or therein contemplated, except such as may be required by the securities or Blue Sky laws of the various states in connection with the issuance of the Bonds.

            (viii) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

              (ix) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

               (x) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

              (xi) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or

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     contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

             (xii) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations, and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (xiii) Each of (A) the Participation Agreement, (B) the Refunding Agreement, (C) the Indenture, (D) the Granting Clause Documents and (E) this Underwriting Agreement (each of the documents and instruments described in clauses (A) through (D) above, as they each may be amended or supplemented as of the Closing Date, being collectively referred to herein as the "Transaction Documents") has been, or (in the case of the Transaction Documents other than the Refunding Agreement) as of the Closing Date will have been, duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by each other party thereto, each constitutes, or as of the Closing Date will constitute, a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights generally and with respect to Section 10 of this Underwriting Agreement, by any principles of public policy that may limit the right to enforce the indemnification provisions contained therein.

          (b) The Owner Trustee represents and warrants to the Underwriter that:

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               (i)  Meridian is a trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite corporate power and authority to enter into and perform its obligations under the Trust Agreement, and the Owner Trustee has all power and authority to enter into and perform its obligations under the Indenture, the Bonds, the Refunding Agreement and this Underwriting Agreement.

              (ii) Each of the Transaction Documents, the Trust Agreement, this Underwriting Agreement and the Bonds has been or (in the case of Transaction Documents other than the Refunding Agreement) as of the Closing Date, will have been duly authorized, executed and delivered by the Owner Trustee (or in the case of the Trust Agreement, Meridian) and, assuming the due authorization, execution, authentication and delivery thereof by each other party thereto, constitutes, or as of the Closing Date will constitute, a legal, valid and binding obligation of the Owner Trustee (or in the case of the Trust Agreement, Meridian) enforceable against the Owner Trustee (or in the case of the Trust Agreement, Meridian) in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights generally and, with respect to Section 10 of this Underwriting Agreement, by any principles of public policy that may limit the right to enforce the indemnification provisions contained therein.

             (iii) No approval, authorization, consent or other order of any governmental body under any federal law or regulation or any law or regulation of New York, New Hampshire or Pennsylvania governing the trust powers of Meridian or the Owner Trustee is required to permit the issuance and sale of the Bonds by the Owner Trustee to the Underwriters pursuant to this Underwriting Agreement or the execution of this Underwriting Agreement or the Indenture by the Owner Trustee.

              (iv) The issuance and sale by the Owner Trustee of the Bonds and the execution, delivery and performance by the Owner Trustee of this Underwriting Agreement and the Indenture will not (a) violate any provision of Meridian's Articles of Incorporation or By-Laws or (b) violate any provision of any federal law or regulation or any law or regulation of New York, New Hampshire or Pennsylvania governing the trust powers of Meridian or the Owner Trustee applicable to the Owner Trustee.

               (v) There are no legal or governmental proceedings pending or threatened to which Meridian or, to the actual knowledge of an Officer of the trust department of Meridian, the Owner Trustee is subject that are required

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     to be described in the Registration Statement or the Prospectus and are not
     so described.

          SECTION 5. OFFERING. The Company and the Owner Trustee are advised by the Underwriters that the Bonds are to be offered to the public at the respective public offering prices set forth below (expressed as percentages of the principal amount of the Bonds). The Bonds may also be offered to certain dealers selected by the Underwriters at prices that represent concessions from the public offering prices (expressed as percentages of the principal amount of the Bonds) as indicated below. The Underwriters may allow, and such dealers may reallow, concessions to certain other dealers not in excess of the amounts indicated below (expressed as percentages of the principal amount of the Bonds):

                       Public Offering
                          Price        Concession  Reallowance
                       --------------- ----------  -----------
Per Series ___ Bonds        ____%           ____%        ____%

Per Series ___ Bonds        ____%           ____%        ____%

          SECTION 6. TIME AND PLACE OF CLOSING. Delivery of the Bonds shall be made to the Underwriters through the facilities of the Depositary Trust Company, against payment therefor by the Underwriters to, or upon the order of, the Owner Trustee, such payment to be made by check or checks, payable to, or upon the order of, the Owner Trustee, in immediately available funds at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York time, on ___________, 199_, or at such other time on the same or such other day as shall be agreed upon by the Company and the Underwriters. The hour and date of such delivery and payment are herein called the "Closing Date."

          SECTION 7. COVENANTS OF THE COMPANY AND THE OWNER TRUSTEE. Each of the Company and the Owner Trustee, severally as to itself only, covenants and agrees with the Underwriters that:

          (a) The Company will deliver to each of the Underwriters, without charge, a copy of the Registration Statement including exhibits thereto and documents incorporated by reference therein certified by an officer of the Company to be in the form filed with the Commission and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as any Underwriter may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, the Company will furnish to the Underwriters a copy of each such proposed amendment or supplement

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for their review a reasonable amount of time prior to the filing thereof.

          (c) If, during such period after the first date of the public offering of the Bonds as, in the opinion of counsel for the Underwriters, a prospectus relating to the Bonds is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, the Company, at its own expense, will forthwith prepare, file with the Commission and furnish to the Underwriters either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended and supplemented, will comply with law.

          (d) The Company and the Owner Trustee will endeavor to qualify the Bonds for offer and sale under the securities or "blue-sky" laws of such jurisdictions as the Underwriters shall reasonably request and will maintain such qualification for as long as the Underwriters shall reasonably request.

          (e) The Company will make generally available to its security holders, as soon as practicable, an earning statement covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          (f) The Company will cause the Prospectus to be filed with the Commission pursuant to Rule 424(b) within the time period required by such rule. The Company will advise the Underwriters promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (g) As between the Company and the Underwriters, the Company will, except as herein provided, pay or cause to be paid all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing of the Registration Statement, (ii) the printing, issuance and delivery of the Bonds and the preparation, execution, printing and recordation of the

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Indenture, (iii) legal fees and expenses relating to the qualification of the
Bonds under the "blue-sky" laws of various jurisdictions, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, the preliminary prospectus and the Prospectus and the preparation of the Preliminary Blue Sky Survey, (v) fees of the rating agencies in connection with the rating of the Bonds, (vi) fees (if any) of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the offering and (vii) the procurement by the Underwriters of immediately available funds for the payment of the purchase price for the Bonds as required by Section 6 of this Underwriting Agreement. Nothing in this Section 7(g) shall be deemed to be in derogation of the Owner Trustee's rights and obligations pursuant to Section 5 of the Refunding Agreement.

          SECTION 8. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder are subject to the following conditions:

          (a) The Registration Statement shall be effective and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission; and the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the time period required by such rule.

          (b) Subsequent to the date of this Underwriting Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus that, in the judgment of the Underwriters, is material and adverse and that makes it, in the judgment of the Underwriters, impracticable to market the Bonds on the terms and in the manner contemplated in the Prospectus.

          (c) The Underwriters shall have received, on the Closing Date, a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in subsection (b) of this Section 8. Such certificate will also provide that the representations and warranties of the Company contained herein are true and correct as of the Closing Date; that the Company has performed and complied with all agreements and conditions in this Underwriting Agreement and the Indenture to be performed or complied with by the Company at or prior to the Closing Date; and that no events of the type specified in subsections (k) or (l) of this Section 8 have occurred. The officer making such certificate may rely upon the best of his knowledge as to threatened proceedings.

          (d) On the Closing Date, the Underwriters shall have received from Wiggin & Dana, as counsel to the Company, Reid &

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Priest LLP, as special counsel to the Company, Devine, Millimet & Branch,
Professional Association, as New Hampshire counsel to the Company, Haight, Gardner, Poor & Havens, as counsel to the Owner Trustee, and Stevens & Lee, as Pennsylvania counsel to the Owner Trustee, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A, B, C, D and E hereto, respectively, with such changes therein as may be agreed upon by the Company and the Underwriters.

          (e) On the Closing Date, the Underwriters shall have received from their counsel, Winthrop, Stimson, Putnam & Roberts, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit F hereto.

          (f) The opinions of counsel (other than the opinions of the Owner Participant's Tax Counsel, NRC Counsel and New Hampshire Counsel) required to be delivered on the Closing Date pursuant to Section 10(c) of the Participation Agreement as a condition precedent to a refunding and Section 4(a) of the Refunding Agreement as a condition precedent to the issuance and delivery of the Bonds shall also be addressed and delivered to the Underwriters.

          (g) The opinion of counsel required to be delivered to the Indenture Trustee pursuant to Section 2.05(a)(3) of the Indenture shall also be addressed and delivered to the Underwriters.

          (h) The Underwriters shall have received, on or prior to the date of this Underwriting Agreement, a letter dated the Closing Date in form and substance satisfactory to the Underwriters, from Coopers & Lybrand LLP, independent public accountants, which shall contain statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

          (i) On the Closing Date, the Underwriters shall have received from Coopers & Lybrand LLP a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 8(h) hereof.

          (j) On the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by an authorized signatory of the Owner Trustee, to the effect that the representations and warranties of the Owner Trustee contained herein are true and correct, and the Owner Trustee has performed and complied with all agreements and conditions in this Underwriting Agreement, the Refunding Agreement and the Indenture to be performed or complied with by the Owner Trustee at or prior to the Closing Date.

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

          (k) Between the date hereof and the Closing Date, no Indenture Event of Default (or an event that, with the giving of notice or the passage of time or both, would constitute an Indenture Event of Default) under the Indenture shall have occurred.

          (l) Subsequent to the execution and delivery of this Underwriting Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given for (A) any intended or potential downgrading or (B) any review or possible change that does not indicate the direction of a possible change, in the rating accorded the Bonds or any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

          (m) The Bonds shall, upon delivery to the Underwriters in accordance with this Underwriting Agreement, be secured by a lien on and security interest in the undivided ownership interest of the Owner Trustee in Unit 1 and an assignment of basic rental payments and certain other amounts payable by the Company under the Lease in accordance with the Transaction Documents; the recordations and filings referred to in Section 3(e) of the Refunding Agreement shall have been made; and the conditions precedent to the issuance of the Bonds set forth in the Participation Agreement (including, without limitation, Sections 2 and 10(c) thereof) and the Refunding Agreement (including, without limitation, Section 4 thereof), shall have been met prior to the issuance and delivery of the Bonds, and none of such conditions precedent shall have been waived by the Company, the Owner Trustee or the Indenture Trustee without the consent of the Underwriters.

          (n) The Underwriters shall have received payment in full of the underwriting commissions specified in Section 2 hereof.

          (o) On the Closing Date there shall be in full force and effect an order or orders of the Connecticut Department of Public Utility Control authorizing the Company to enter into the transactions contemplated by the Transaction Documents and the Prospectus, and such orders shall not be the subject of any pending attack, either direct, collateral or on appeal.

          If any of the conditions specified in this Section shall not have been fulfilled, this Underwriting Agreement may be terminated by the Underwriters upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 7, Section 10 and Section 12.

          SECTION 9. CONDITIONS OF THE OBLIGATIONS OF THE OWNER TRUSTEE AND THE COMPANY. The obligations of the Owner Trustee and the Company hereunder shall be subject to the following conditions:

          (a) The Registration Statement shall be effective and no stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before or threatened by the Commission on the Closing Date.

          (b) On the Closing Date, there shall be in full force and effect an order or orders of the Connecticut Department of Public Utility Control authorizing the Company to enter into the transactions contemplated by the Transaction Documents and the Prospectus, and such orders shall not be the subject of any pending attack, either direct, collateral or on appeal.

          (c) In the case of the Company, the conditions precedent to the obligation of the Company to issue the Bonds and consummate the transactions contemplated by the Participation Agreement (including, without limitation, Section 10(c) thereof) and the Refunding Agreement (including, without limitation, Section 4 thereof) shall have been met prior to or contemporaneously with the issuance and delivery of the Bonds.

          If the conditions specified in this Section shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company or the Owner Trustee upon notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 7, Section 10, and Section 12.

          SECTION 10.  INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company agrees to indemnify and hold harmless each Underwriter, the Owner Trustee, Meridian and each person, if any, who controls any of the foregoing within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by such Underwriter, the Owner Trustee, Meridian or any such controlling person in connection with investigating or defending any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter, the Owner Trustee, Meridian or such other person furnished in writing to the Company by such

Underwriter, the Owner Trustee, Meridian or such other person expressly for use therein.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its officers and directors who sign the Registration Statement, the Owner Trustee, Meridian and each person, if any, who controls the Company, Meridian, or the Owner Trustee within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity in subsection (a) from the Company to such Underwriter, Meridian, and the Owner Trustee, but only with reference to information relating to such Underwriter furnished to the Company, Meridian or the Owner Trustee in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus or any amendments or supplements thereto.

          (c) The Owner Trustee agrees to indemnify, defend and hold harmless each Underwriter, Meridian, the Company and its officers and directors, and each person who controls any Underwriter, Meridian, or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity in subsection (a) from the Company to such Underwriter, Meridian and the Owner Trustee, but only with reference to information relating to the Owner Trustee furnished in writing by the Owner Trustee expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus or any amendments or supplements thereto.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include
(A) both the indemnifying party and the indemnified party, or (B) if the Company is an indemnifying party, the Underwriters, and representation of more than one party by the same counsel would be inappropriate due to actual or potential differing interests between them. In any case to which an exception set forth in clauses (i) or (ii) above applies, the fees and expenses of counsel shall be at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for each indemnified party, and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, on behalf of the Underwriters, the Company or the Owner Trustee in the case of parties indemnified pursuant to Subsections (a), (b) or (c), respectively, of this Section 10. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this subsection (d), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e)  To the extent the indemnification provided for in subsections
(a), (b) or (c) of this Section 10 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Owner Trustee on the one hand and the Underwriters on the other hand from the offering of the Bonds or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Owner Trustee and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Owner Trustee and the Underwriters in connection with the offering of the Bonds shall be deemed to be in the same respective proportions as are represented by the total net proceeds from the offering of such Bonds (before deducting expenses) received by the Company, the fees received by the Owner Trustee in connection with the issuance of the Bonds, and the total underwriting discounts and commissions received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Owner Trustee and the Underwriters shall be determined by reference to among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Owner Trustee or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (f) The Company, the Owner Trustee and the Underwriters agree that it would not be just and equitable if contribution pursuant to subsection (e) of this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Subsection
(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten and distributed to the public by such Underwriter were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The obligations of the Underwriters to make contributions pursuant to subsections (e) and (f) of this
Section 10 shall be several in accordance with their respective underwriting percentages set forth on Schedule I and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          SECTION 11. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. Any other provision of this Underwriting Agreement to the contrary notwithstanding, the indemnity and contribution agreements contained in Section 10 and the representations and warranties in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Underwriting Agreement, (ii) any investigation made by the Underwriter or on behalf of the Underwriter or the person controlling the Underwriter or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for the Bonds.

          SECTION 12. TERMINATION. This Underwriting Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in the judgment of the Underwriters, impracticable to market the Bonds on the terms and in the manner contemplated in the Prospectus.

         If this Underwriting Agreement shall be terminated (a) by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms, or to fulfill any of the conditions, of this Underwriting Agreement or (b) by the Company because the transactions contemplated by the Refunding Agreement shall not have been consummated as the result of any failure or refusal on the part of either of the Owner Trustee or the Owner Participant to comply with the terms, or to fulfill any of the conditions, of the Participation Agreement or the Refunding Agreement, or if for any reason the Company or the Owner Trustee shall be unable to perform its obligations under this Underwriting Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by such Underwriters in connection with this Underwriting Agreement or the Bonds. The Owner Trustee hereby agrees to reimburse the Company for any expenses paid by the Company to the Underwriters pursuant to clause (b) of this paragraph. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

          SECTION 13. DEFAULT BY ONE OR MORE UNDERWRITERS. If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Bonds which it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Bonds which such defaulting

Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Bonds, the other Underwriters shall be obligated severally in the proportions which the amounts of Bonds set forth opposite their names in Schedule I hereto bear to the aggregate principal amount of Bonds set forth opposite the names of all such non-defaulting Underwriters, to purchase the Bonds which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase; provided that in no event shall the principal amount of Bonds which any Underwriter has agreed to purchase pursuant to Schedule I hereto be increased pursuant to this
Section 13 by an amount in excess of one-ninth of such principal amount of Bonds without the written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase Bonds and the aggregate principal amount of Bonds with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Bonds the Company shall have the right
(a) to require such non-defaulting Underwriters to purchase and pay for the respective principal amounts of Bonds that they had severally agreed to purchase hereunder, as hereinabove provided, and, in addition, the principal amount of Bonds that the defaulting Underwriter or Underwriters shall have so failed to purchase up to a principal amount thereof equal to one-ninth of the respective principal amounts of Bonds that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more others, members of the NASD (or, if not members of the NASD, who are foreign banks, who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter or Underwriters had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter or Underwriters to purchase and pay for its respective principal amount of Bonds, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate the Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (g) of Section 7 and in Section 11. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.

          SECTION 14. MISCELLANEOUS. THIS UNDERWRITING AGREEMENT SHALL BE A NEW YORK CONTRACT AND ITS VALIDITY AND INTERPRETATION SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit of each of the Company, the Owner Trustee, Meridian, the Underwriters and, with respect to the provisions of Section 10, each director, officer and controlling person referred to in Section 10, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Bonds from the Underwriters.

          SECTION 15. NOTICES. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to Morgan Stanley & Co. Incorporated at the address set forth at the beginning of this Underwriting Agreement, if to the Company, shall be mailed or delivered to it at 157 Church Street, New Haven, CT 06506, and if to the Owner Trustee, shall be mailed or delivered to it at 35 North Sixth Street, Reading, PA 19601.

          SECTION 16. CONCERNING THE OWNER TRUSTEE. Meridian is entering into this Underwriting Agreement solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity. Anything herein to the contrary notwithstanding, the representations, warranties, undertakings and agreements herein made on the part of the Owner Trustee are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding Meridian in its individual capacity but are made and intended for the purpose of binding only the Trust Estate (as defined in the Participation Agreement). If a successor owner trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee shall, without any further act, succeed to all the rights, duties, immunities and obligations of the Owner Trustee and Meridian hereunder and the predecessor owner trustee shall be released from all further duties and obligations hereunder.

                         Very truly yours,

                         THE UNITED ILLUMINATING COMPANY


                         By:____________________________
                            Title:


                         MERIDIAN TRUST COMPANY,
                         not in its individual capacity
                         but solely as Owner Trustee


                         By:____________________________
                            Title:


Accepted as of the date first above written:

MORGAN STANLEY & CO. INCORPORATED



By:____________________________
   Title:


CITICORP SECURITIES, INC.



By:____________________________
   Title:

                                  Schedule I

                           Principal Amount        Principal Amount
Name of Underwriter        of Series ____ Bonds     of Series ____ Bonds
-------------------        -------------------     --------------------
Morgan Stanley & Co.
 Incorporated              $                       $

Citicorp Securities,
Inc.
                            __________________      __________________
Total                      $                       $
                            ==================      ==================

                                                                       Exhibit A
                                                                       ---------



                      [Form of Opinion of Wiggin & Dana,
                            Counsel to the Company]





                                      _____________, 199___



MORGAN STANLEY & CO. INCORPORATED
CITICORP SECURITIES, INC.
c/o MORGAN STANLEY & CO. INCORPORATED
1585 Broadway
New York, NY  10036

and

Each Person Listed
on the Attached Schedule A


Ladies and Gentlemen:


          We have acted as counsel for The United Illuminating Company (the "Company") in connection with the sale to the Underwriters pursuant to and
subject to the conditions of the Underwriting Agreement, dated     , 199 (the
"Underwriting Agreement"), among the Company, Meridian Trust Company in its capacity as Owner Trustee (the "Owner Trustee") under the Trust Agreement, dated as of August 1, 1990, relating to the transactions hereinafter described (the
"Trust Agreement"), and the Underwriters, of $      in aggregate principal
amount of Seabrook 1 Secured Lease Obligation Bonds as follows: $      %
Series due       , ; and $         % Series due , (collectively, the "Bonds").
The Bonds will be issued pursuant to the Indenture of Mortgage and Deed of Trust, dated as of August 1, 1990, as supplemented by Supplemental Indenture No. 2 thereto, dated as of , 199 (the Indenture of Mortgage and Deed of Trust, as so amended and supplemented, being hereinafter referred to as the "Indenture"), among the Company, The Bank of New York, as Indenture Trustee and the Owner Trustee. This opinion is being delivered to you at the request of the Company pursuant to Section 8(d) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Underwriting Agreement.

          In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Restated Certificate of Incorporation and Bylaws of the Company and each of its subsidiaries; (b) the Underwriting Agreement; (c) the Indenture; (d) the Registration Statement and Prospectus filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and the Trust Indenture Act of 1939, as amended (the "TIA"); (e) the documents incorporated by reference in the Registration Statement and Prospectus; (f) the records of various corporate proceedings of the Company relating to the issuance and sale of the Bonds and the execution and delivery by the Company of the Indenture and the Underwriting Agreement; (g) the Transaction Documents and (h) the proceedings before the Connecticut Department of Public Utility Control (the "DPUC") authorizing the Company to enter into the transactions contemplated by the Transaction Documents and the Prospectus. We have also examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have assumed that the Transaction Documents and the Underwriting Agreement have each been duly authorized, executed and delivered by each party thereto other than the Company and that each such instrument constitutes the legal, valid and binding obligation of such party other than the Company.

          Based upon the foregoing, we are of the opinion that:

          1. Each of the Company and its subsidiaries is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has due corporate power and authority to conduct the business which it is described as conducting in the Prospectus and to own and operate the properties owned and operated by it in such business.

          2. The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws affecting the enforcement of creditors' rights or the enforcement of the security interest provided by the Indenture and general equitable principles. The Indenture is qualified under the TIA and, to the best of our knowledge, no proceedings to suspend the effectiveness of such qualification have been instituted or threatened by the Commission.

          3. The Underwriting Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company and has been duly and validly executed and delivered by the Company.

          4. The issuance and sale of the Bonds and the execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation of the Transactions contemplated thereby will not (a) violate or conflict with any provision of the Company's Restated Certificate of Incorporation or Bylaws, as amended, (b) violate or conflict with any provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (other than as contemplated by the Indenture) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets or (c) violate any provision of any Connecticut or federal law or regulation applicable to the Company (other than the Connecticut securities or blue-sky laws, upon which we express no opinion) or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various approvals, authorizations, orders, licenses, permits, franchises and consents of, and registrations, declarations and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection with the construction, acquisition, ownership, operation and maintenance of the Seabrook 1).

          5. The Registration Statement, when it became effective, and the Prospectus, when it was delivered to the Underwriters to enable them to confirm sales of the Bonds, (except as to the financial statements and other financial and statistical data contained therein, upon which we express no opinion) complied as to form in all material respects with the applicable requirements of the Act, the TIA and the applicable instructions, rules and regulations of the Commission thereunder or, pursuant to said instructions, rules and regulations, are deemed to comply therewith; the documents (or portions thereof) filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become and is effective under the Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Act.

          6. (a) An order has been entered by the DPUC authorizing the refinancing transaction described in the Prospectus and, to the best of our knowledge, such order is in full force and effect and is not the subject of any pending attack either direct or collateral; (b) no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or blue-sky laws of any jurisdiction) is legally required to be obtained by the Company to permit the valid issuance and sale of the Bonds to the Underwriters pursuant to the Underwriting Agreement or the execution, delivery and performance of the Underwriting Agreement or the Indenture by the Company; (c) no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance (other than that relating to the construction, acquisition, ownership, operation, and maintenance of Seabrook 1) by the Company of its obligations with respect to the Bonds or under the Indenture and the Underwriting Agreement; and (d) no approval, authorization, consent or order of the DPUC is required to be obtained by the Owner Trustee solely as a result of the issuance and sale of the Bonds to the Underwriters pursuant to the Underwriting Agreement or the execution and delivery of the Indenture by the Owner Trustee.

          7. No legal or governmental proceedings to which the Company is a party or of which its property is the subject that are of a character required to be disclosed in the Registration Statement and which are not disclosed and properly described therein as required are pending or, to our knowledge, threatened; and we do not know of any contracts or other documents of the Company of a character required to be filed as exhibits to the Registration Statement which are not so filed, or any contracts or other documents of the Company of a character required to be disclosed in the Registration Statement which are not disclosed and properly described therein as required; the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown.

          8. The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          9. Except as disclosed in the Prospectus, there is no action, suit, proceeding or investigation pending against or affecting the Company or any of it assets the result of which would, in our opinion, be reasonably expected to have a materially adverse effect on the financial condition of the Company or on the issuance and sale of the Bonds in accordance with the Underwriting Agreement.

          10. The statements made in the Prospectus under the captions "Summary Financial Information", "Selected Information Relating to the Offered Bonds", "Security and Source of Payment for the Offered Bonds", "Description of the Offered Bonds and the Indenture", "Description of the Lease" and "Other Agreements", insofar as such statements purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 10 above. In connection with the preparation of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company and with Coopers & Lybrand, the independent certified public accountants who examined certain of the financial statements incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information that gives us reason to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, when copies thereof were delivered to the Underwriters and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus or as to the portions of the Prospectus describing The Depository Trust Company or its book-entry system.


          We have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on our authority, and we believe such information to be correct. We are members of the Connecticut Bar and do not hold ourselves out as experts on the laws of any jurisdiction other than the State of Connecticut and the United States of America. We have examined the opinions of even date herewith rendered to you by Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts, and we concur in the conclusions expressed therein insofar as they involve questions of Connecticut law. In rendering the opinions set forth above, we have relied solely upon such opinion of Reid & Priest LLP as to (i) all matters relating to New York law, to the extent that such opinion states an opinion with regard to the matters covered by this opinion, and (ii) the accuracy and sufficiency of the information contained in the Transaction Descriptions (as defined in such Reid & Priest LLP opinion) portion of the Registration Statement and Prospectus. As to all matters relating to New Hampshire law, we have relied solely upon an opinion of even date herewith addressed to you of Devine, Millimet & Branch, to the extent that such opinion states an opinion with regard to the matters covered by this opinion.

          This opinion is rendered to you and the persons listed on Schedule A for the purpose of the transactions described above and may not be relied upon for any other purpose or by any other person for any purpose without our prior written consent.

                                   Very truly yours,


                                   WIGGIN & DANA

                           SCHEDULE A




Financial Leasing Corporation
     As Owner Participant


Citicorp North America, Inc.
     As Guarantor


Meridian Trust Company
     Individually and as Owner Trustee


The Bank of New York
     Individually and as Indenture Trustee


The United Illuminating Company
     As Lessee

                                                                       Exhibit B
                                                                       ---------


                    [Form of Opinion of Reid & Priest LLP,
                        Special Counsel to the Company]


                                                               , 199


MORGAN STANLEY & CO. INCORPORATED
CITICORP SECURITIES, INC.
c/o MORGAN STANLEY & CO. INCORPORATED
1585 Broadway
New York, NY  10036

Ladies and Gentlemen:

          We have acted as special counsel for The United Illuminating Company (the "Company") in connection with the sale to the Underwriters pursuant to and
subject to the conditions of the Underwriting Agreement, dated      , 199 (the
"Underwriting Agreement"), among the Company, Meridian Trust Company in its capacity as Owner Trustee (the "Owner Trustee") under the Trust Agreement dated as of August 1, 1990 relating to the transactions hereinafter described (the
"Trust Agreement"), and the Underwriters, of $         in aggregate principal
amount of Seabrook 1 Secured Lease Obligation Bonds as follows: $        %
Series due      , ; and $         % Series due , (collectively, the "Bonds").
The Bonds will be issued pursuant to
the Indenture of Mortgage and Deed of Trust, dated as of August 1, 1990, as
supplemented by Supplemental Indenture No. 2, dated as of     , 199 (the
Indenture of Mortgage and Deed of Trust, as so amended and supplemented being hereinafter referred to as the "Indenture"), among the Company, The Bank of New York, as Indenture Trustee and the Owner Trustee. This opinion is being delivered to you at the request of the Company pursuant to Section 8(d) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Underwriting Agreement.

          In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Certificate of Incorporation and Bylaws, as amended, of the Company and each of its subsidiaries; (b) the Underwriting Agreement; (c) the Indenture; (d) the Registration Statement and Prospectus filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and the Trust Indenture Act of 1939, as amended (the "TIA"); (e) the records of various corporate proceedings of the Company relating to the authorization, issuance and sale of the Bonds and the execution and delivery by the Company of the Indenture and the Underwriting Agreement; and (f) the Transaction Documents and the other documents, agreements and instruments entered into by the Company to effect the refinancing transaction described in the Prospectus. We have also examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have assumed that the Transaction Documents and the Underwriting Agreement have each been duly authorized, executed and delivered by each party thereto other than the Company and that each such instrument constitutes the legal, valid and binding obligation of each such party other than the Company.

          Based upon the foregoing, we are of the opinion that:

          (1) The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws affecting the enforcement of creditors' rights generally or the enforcement of the security interest provided by the Indenture and general equitable principles. The Indenture is qualified under the TIA, and, to the best of our knowledge, no proceedings to suspend the effectiveness of such qualification have been instituted or threatened by the Commission.

          (2) The Underwriting Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company and has been duly and validly executed and delivered by the Company.

          (3) The issuance and sale of the Bonds and the execution, delivery and performance by the Company of the Underwriting Agreement and the Transaction Documents will not violate any provision of any New York law or regulation (other than the New York securities or blue-sky laws, upon which we are not passing).

          (4) The statements contained in the portions of the Registration Statement consisting of the cover pages of the Prospectus Supplement and the Prospectus and the sections entitled "Selected Information Relating to the Offered Bonds", "Security and Source of Payment for the Bonds", "Description of the Offered Bonds and the Indenture", "Description of the Lease" and "Other Agreements" (the "Transaction Description") insofar as such statements purport to constitute summaries of documents referred to therein, fairly and accurately describe all material provisions of such documents. The sections of the Registration Statement entitled "Certain Terms of the Offered Bonds", "Security and Source of Payment for the Bonds" and "Description of the Offered Bonds and the Indenture", taken together with the balance of the Transaction Description, comply as to form in all material respects with Item 202(b) of Regulation S-K under the Act and the applicable requirements of the TIA. The Bonds conform to the description thereof in the Prospectus and are entitled to the benefits afforded by the Indenture. We do not express any opinion or belief as to the portions of the Registration Statement and the Prospectus describing The Depository Trust Company or its book-entry system.

          (5) (a) No New York approval, authorization, consent or other order (other than in connection or compliance with the provisions of the New York securities or blue-sky laws, upon which we are not passing) is legally required to be obtained by the Company to permit the issuance and sale of the Bonds to the Underwriters pursuant to the Underwriting Agreement or the execution and delivery of the Underwriting Agreement and the Indenture by the Company; and (b) no approval, authorization, consent or order of the Commission under the Public Utility Holding Company Act of 1935, as amended, is required to be obtained by the Owner Trustee solely as a result of the issuance and sale of the Bonds to the Underwriters pursuant to the Underwriting Agreement or the execution and delivery of the Underwriting Agreement or the Indenture by the Owner Trustee.

          We are members of the New York Bar and do not hold ourselves out as experts on the laws of any jurisdiction other than the laws of the State of New York and the federal law of the United States of America. Accordingly, as to matters of Connecticut and New Hampshire law, we have, with your consent, relied upon an opinion of even date herewith addressed to you of Wiggin & Dana of New Haven, Connecticut and upon the opinion of even date herewith addressed to you of Devine, Millimet & Branch of Manchester, New Hampshire. Our opinion set forth in paragraph 5(b) above is based upon the representation of the Owner Trustee contained in Section 7(a)(10) of the Participation Agreement, and the agreement of the Owner Trustee in Section 7(b)(7) of the Participation Agreement.

          A copy of this opinion has been delivered to each of the parties listed on Schedule A hereto and each such party is entitled to rely on this opinion as if it were addressed to such party. This opinion may not be relied upon in any manner by any other person without our prior written consent.

          We have not examined and are expressing no opinion as to matters relating to incorporation of the Company, titles to property or franchises.


                                Very truly yours,



                                REID & PRIEST LLP

                           SCHEDULE A



Financial Leasing Corporation
     As Owner Participant


Citicorp North America, Inc.
     As Guarantor


Meridian Trust Company
     Individually and as Owner Trustee


The Bank of New York
     Individually and as Indenture Trustee


The United Illuminating Company
     As Lessee

                                                                       Exhibit C
                                                                       ---------



                [Form of Opinion of Devine, Millimet & Branch,
                     New Hampshire Counsel to the Company]


                                        __________, 199__

MORGAN STANLEY & CO. INCORPORATED
CITICORP SECURITIES, INC.
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

          and

Each Person Listed on
the Attached Schedule A

Ladies and Gentlemen:

          We have acted as New Hampshire counsel for The United Illuminating Company (the "Company") in connection with the sale to the Underwriters pursuant
to and subject to the conditions of the Underwriting Agreement, dated    , 199
(the "Underwriting Agreement"), among the Company, Meridian Trust Company, in its capacity as Owner Trustee (the "Owner Trustee") under the Trust Agreement dated August 1, 1990 relating to the transactions hereinafter described (the "Trust Agreement"), and the Underwriters, of $ in aggregate principal amount of
Seabrook 1 Secured Lease Obligation Bonds as follows: $       % Series due
      , , and $       %       Series due ________ __, __ (collectively, the
"Bonds"). The Bonds will be issued pursuant to the Indenture of Mortgage and Deed of Trust, dated as of August 1, 1990, as supplemented by Supplemental Indenture No. 2, dated as of , 199 (the Indenture of Mortgage and Deed of Trust, as so amended and supplemented being hereinafter referred to as the "Indenture"), among the Company, The Bank of New York, as Indenture Trustee, and the Owner Trustee. This opinion is being delivered to you at the request of the Company pursuant to Section 8(d) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Underwriting Agreement.

          In our capacity as such counsel, we have examined (a) the opinions to you of even date of Wiggin & Dana, Reid & Priest LLP, and Winthrop, Stimson, Putnam & Roberts; (b) the Underwriting Agreement; (c) the Indenture; and (d) the Transaction Documents. We have examined originals, or copies certified or otherwise identified to our satisfaction, of such other agreements, records and other documents, certificates of public officials and officers, management personnel and representatives of the Company, and have investigated such matters of law, as we have deemed necessary or advisable for the purposes of rendering the opinions set forth herein. We have assumed the genuineness of the signatures on documents and instruments, the authenticity of documents submitted as originals and the conformity to originals of documents submitted as copies thereof. We have also assumed the due authorization, execution and delivery of documents by the parties thereto, other than the Company, and that each such document constitutes the legal, valid and binding obligation of each such party other than the Company, enforceable against each in accordance with its terms. We have assumed the truthfulness and accuracy of all representations and warranties made as to factual matters in the Transaction Documents by the parties thereto.

          We have assumed that the properties with respect to which investments are recorded in the Company plant accounts identified in Schedule U1 to the Indenture are of the types specified in Schedule U1.

          Based upon the foregoing, and subject to the qualifications set forth below, we are of the opinion that:

          (1) Each of the Indenture, the Facility Lease, the Ground Lease, and each other Transaction Document that, by its terms, is governed by the laws of New Hampshire has been duly and validly authorized by all necessary corporate action on the part of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (2) The properties included within the definition of "Indenture Estate" that the Indenture purports to subject to the lien granted to the Indenture Trustee for the benefit of the bondholders are of types that can, under the laws of New Hampshire, be subject to such lien and the description of the Indenture Estate contained in the Indenture is adequate under the laws of New Hampshire to create the lien therein that the Indenture purports to create.

         [(3) (a) The Bonds are equally and ratably secured by a perfected first priority lien on and security interest in the Undivided Interest (as defined in the Prospectus) and, other than Excepted Payments and Excepted Rights, the rights of the Owner Trustee under the Lease and other Transaction Documents, including the right to receive all payments of Basic Rent (as defined in Appendix A to the Participation Agreement) and certain other payments made by the Company subject to the following:

          (i)  Permitted Liens.

          (ii) A security interest in cash or in instruments (other than certified securities or instruments forming a part of chattel paper) can be perfected only by the secured party's taking possession (with certain exceptions which may not be relevant here.)

          (iii) The creation and perfection of security interests in securities requires the transfer of such securities in the manner prescribed in
     Article 8 of the New Hampshire Uniform Commercial Code (RSA 382:A:8-101 et seq.) to the secured party or a person designated by the secured party.

          (iv) Under certain circumstances described in Section 9-306 of the Uniform Commercial Code, the right of a secured party to enforce a perfected security interest in cash proceeds of and collections pursuant to collateral may be limited.

          (v) You have not requested us to express any opinion, and we express none, as to the perfection or priority of security interests in vehicles or in copyrights and literary property rights.

          (vi) Pursuant to the Uniform Commercial Code, continuation statements are required from time to time to be filed in order to be preserved a security interest in personal property or fixtures as a perfected security interest and the priority thereof.

          [(vii) The lien of the Indenture in real estate acquired after the Closing will be at most an equitable interest of limited enforceability.]

          (viii) No opinion is expressed as to [(A) the priority of a security interest in personal property to the extent that such priority is limited by the terms of the Uniform Commercial Code as enacted in New Hampshire,] or (B) the validity, legality, enforceability, priority or perfection of a security interest in any contracts, agreements, permits, franchises or licenses which prohibit or limit the transfer or assignment thereof or the grant of a security interest therein, or (C) the priority or perfection of a security interest in personal property which cannot be perfected by the filing of a financing statement.]

               (b) All filings or recordings required to be made in New Hampshire under New Hampshire law to create or perfect such lien and security interest (i) have been made in all of the offices in which such filings or recordings are necessary or appropriate and (ii) are in the form required by law.

          [(4)   All taxes and governmental fees and charges the payment of which is required in connection with the creation, perfection or filing of the lien of the Indenture have been paid.]

          (5) The issuance and sale of the Bonds and the execution, delivery and performance by the Company of the Transaction Documents to which it is a party will not violate any provision of New Hampshire law or regulation applicable to the Company (other than the New Hampshire securities or blue-sky laws, upon which we are not passing) or, to the best of our knowledge, any provision of any order, writ, judgment or decree of any New Hampshire governmental instrumentality applicable to the Company (except that various approvals, authorizations, orders, licenses, permits, franchises and consents of, and registrations, declarations and filings with, governmental authorities may be required to be obtained or made, as the case may be (1) in connection or compliance with the provisions of the securities or blue-sky laws of any jurisdiction and (2) in connection with the construction, acquisition, ownership, operation and maintenance of Seabrook 1).

          The opinions expressed in paragraphs 2 and 3 above are given in reliance and are based upon the title report delivered pursuant to Section 10(a)(26) of the Participation Agreement. We have further assumed that immediately prior to the Closing the Company has good, marketable and valid title to those portions of the Undivided Interest which constitute personal property.

          The opinions set forth herein are subject to the qualification that
(i) enforceability of the Participation Agreement, the Refunding Agreement, the Facility Lease, the Promissory Note and the other Transaction Documents in accordance with their respective terms may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting enforcement of creditors' or lessors' rights generally, as well as general principles of equity and the availability of equitable remedies (regardless of whether such enforcement is sought in proceedings in equity or at law), and (ii) certain laws and judicial decisions may affect the enforceability of certain rights and remedies provided in the Participation Agreement, the Refunding Agreement, the Facility Lease, the Promissory Note and the other Transaction Documents. With respect to the qualification in subsection (ii), however, we are of the opinion that none of such laws in effect and none of such judicial decisions make the rights and remedies provided in the Transaction Documents, taken as a whole, inadequate for the practical realization of the benefits of the Transaction Documents, taken as a whole. We point out that the transfer of title to the Undivided Interest at foreclosure would require the prior approval of the New Hampshire Public Utilities Commission and that the purchaser at foreclosure would be required either to (i) qualify as a foreign electric utility under RSA Chapter 374-A or
(ii) receive the approval of the New Hampshire Public Utilities Commission to commence business as a public utility, which approval can only be granted to a business entity organized under the laws of New Hampshire.

          We are members of the Bar of the State of New Hampshire and, as such, do not hold ourselves out as experts on the laws of any other state. The opinions expressed herein relate only to the laws of New Hampshire to the extent applicable to the transactions contemplated in the Transaction Documents and not to the laws of any other state or the United States. In rendering the opinions set forth above, we have relied as to all matters relating to (A) the laws of the State of New York, solely upon the opinion of even date herewith of Reid & Priest LLP, of New York, New York, the Company's special counsel, and (B) the laws of the State of Connecticut, the Holding Company Act and the Federal Power Act, solely upon the opinion of even date herewith of Wiggin & Dana of New Haven, Connecticut, the Company's general counsel, as to all of which laws we have, with your consent, made no independent investigation. This opinion is limited to matters set forth herein and no opinion may be inferred or implied beyond the matters expressly stated herein.

          We have not examined and are expressing no opinion as to the capacity of the Owner Participant, the Owner Trustee or the Indenture Trustee to engage in the transactions contemplated by the Transaction Documents, or on matters of laws relating to qualification of the Owner Participant, the Owner Trustee or the Indenture Trustee to do business or relating to or governing banking or the trust powers of the Owner Trustee, the Owner Participant or the Indenture Trustee.

          This opinion is being rendered solely for your benefit and the benefit of the Persons named in the attached Schedule A in connection with transactions contemplated by the Transaction Documents. No such Person may rely on this opinion for any other purpose, no other Person may rely on this opinion for any purpose and this opinion may not be referred to or quoted in any document, report or financial statement of, or filed with or delivered to, any Person, without the express written consent of the undersigned.

                              Very truly yours,


                              DEVINE, MILLIMET & BRANCH
                              PROFESSIONAL ASSOCIATION



                              By: _______________________

                           SCHEDULE A




Financial Leasing Corporation
     As Owner Participant


Citicorp North America, Inc.
     As Guarantor


Meridian Trust Company
     Individually and as Owner Trustee


The Bank of New York
     Individually and as Indenture Trustee


The United Illuminating Company
          As Lessee

                                                                       Exhibit D
                                                                       ---------


              [Form of Opinion of Haight, Gardner, Poor & Havens,
                         Counsel to the Owner Trustee]


                                               , 199

MORGAN STANLEY & CO. INCORPORATED
CITICORP SECURITIES, INC.
c/o MORGAN STANLEY & CO. INCORPORATED
1585 Broadway
New York, NY  10036

Ladies & Gentlemen:

          We have acted as counsel to the Owner Trustee in connection with the sale to the Underwriters of $ in aggregate principal amount of Seabrook 1
Secured Lease Obligation Bonds as follows: $         % Series due       ,
and $      % Series due      , (collectively, the "Bonds") pursuant to and
subject to the conditions set forth in the Underwriting Agreement, dated      ,
199 among The United Illuminating Company ("UI"), Meridian Trust Company ("Meridian") not in its individual capacity but solely as Owner Trustee
(the "Owner Trustee") under the Trust Agreement, dated as of August 1, 1990 relating to the transactions hereinafter described (the "Trust Agreement") and the Underwriters. The Bonds will be issued pursuant to the Indenture of Mortgage and Deed of Trust, dated as of August 1, 1990, as supplemented by Supplemental
Indenture No. 2, dated as of      , 199 (the Indenture of Mortgage and Deed of
Trust, as so amended and supplemented being hereinafter referred to as the "Indenture") among UI, The Bank of New York, as Indenture Trustee and the Owner Trustee. This opinion is being delivered to you at the request of the Owner Trustee pursuant to Section 8(d) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Underwriting Agreement.

          In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with the Underwriting Agreement and the Transaction Documents. We have also examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Indenture Trustee under the Indenture as to the execution and authentication thereof.

          We have assumed that each of the Transaction Documents and the Underwriting Agreement has been duly authorized, executed and delivered by each party thereto other than Meridian and the Owner Trustee and that each such instrument constitutes the legal, valid and binding agreement of each such party other than the Owner Trustee.

          Based upon the foregoing, we are of the opinion that:

          (1) Meridian is a Pennsylvania trust company duly organized and validly existing in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite corporate power and authority to enter into and perform its obligations under the Trust Agreement, and pursuant to the Trust Agreement, the Owner Trustee has all requisite power and authority to enter into and perform its obligations under the Indenture and the Underwriting Agreement.

          (2) The Indenture has been duly and validly authorized by all necessary action on the part of the Owner Trustee, has been duly and validly executed and delivered by the Owner Trustee and, assuming the due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights generally.

          (3) The Owner Trustee has executed such instruments and complied with such other formalities as are required of the Owner Trustee under the Indenture as a condition precedent to the creation and issuance of the Bonds.

          (4) The Bonds have been duly authorized, executed, issued and delivered by the Owner Trustee and, assuming their due authentication by the Indenture Trustee in accordance with the Indenture and that value has been given therefor, are the legal, valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law), and are entitled to the benefits purported to be provided by the Indenture in accordance with the terms of the Indenture and the Bonds.

          (5) No approval, authorization, consent or other order of any governmental body under any law of the United States of America or the Commonwealth of Pennsylvania, in each case, governing the trust powers of Meridian or the Owner Trustee, is required to permit the issuance and sale of the Bonds by the Owner Trustee to the Underwriters pursuant to the Underwriting Agreement or the execution and delivery of the Underwriting Agreement or the Indenture by the Owner Trustee.

          (6) The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Owner Trustee.

          (7) The issuance and sale by the Owner Trustee of the Bonds and the execution, delivery and performance by the Owner Trustee of the Underwriting Agreement and the Indenture will not (a) violate any provision of Meridian's Articles of Incorporation or By-Laws or (b) violate any provision of any law or regulation of the United States of America or the Commonwealth of Pennsylvania, in each case, governing the trust powers of Meridian or the Owner Trustee applicable to the Owner Trustee.

          In rendering the opinions set forth above, we have not opined as to and do not purport to opine as to the application of (i) any laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania, the State of New York and the United States of America or (ii) any United States federal or state securities or blue-sky laws. To the extent the opinions expressed herein relate to the due incorporation, organization or corporate power of Meridian, the due authorization and execution by Meridian of the Trust Agreement and the Transaction Documents to which Meridian is a party, and laws of the Commonwealth of Pennsylvania, we have relied on an opinion of even date herewith of Stevens & Lee, Pennsylvania counsel for the Owner Trustee, addressed to you. We confirm that Stevens & Lee and Winthrop, Stimson, Putnam & Roberts may rely on this opinion in issuing their own opinions to you.

                         Very truly yours,

                         HAIGHT, GARDNER, POOR & HAVENS


                         By: __________________________

                         SCHEDULE A TO OPINION LETTER
                         ----------------------------



                   Meridian Trust Company, individually and
                               as Owner Trustee


              Financial Leasing Corporation, as Owner Participant



                    The Bank of New York, individually and
                             as Indenture Trustee



                  The United Illuminating Company, as Lessee



                  Citicorp North America, Inc., as Guarantor

                                                                       Exhibit E
                                                                       ---------

                      [Form of Opinion of Stevens & Lee,
                  Pennsylvania Counsel to the Owner Trustee]


                                               , 199

MORGAN STANLEY & CO. INCORPORATED
CITICORP SECURITIES, INC.
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  10036

Ladies & Gentlemen:

          We have acted as Pennsylvania counsel to the Owner Trustee in
connection with the sale to the Underwriters of $     ,       % Series due
, 20 ; and $ , % Series due ____________ ___, 20__ (collectively, the "Bonds") pursuant to and subject to the conditions set forth in the Underwriting Agreement, dated , 19 among The United Illuminating Company ("UI"), Meridian Trust Company ("Meridian") not in its individual capacity but solely as Owner Trustee (the "Owner Trustee") under the Trust Agreement, dated as of August 1, 1990 relating to the transactions hereinafter described (the "Trust Agreement") and the Underwriters. The Bonds will be issued pursuant to the Indenture of Mortgage and Deed of Trust, dated as of August 1, 1990, as supplemented by Supplemental Indenture No. 2, dated as of , 199 (the Indenture of Mortgage and Deed of Trust, as so amended and supplemented being hereinafter referred to as the "Indenture") among UI, The Bank of New York, as Indenture Trustee, and the Owner Trustee. This opinion is being delivered to you at the request of the Owner Trustee pursuant to Section 8(d) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Underwriting Agreement.

          In our capacity as such counsel, we have examined and are familiar with the Underwriting Agreement and the Transaction Documents. We have also examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Indenture Trustee under the Indenture as to the execution and authentication thereof.

          We have assumed that each of the Transaction Documents and the Underwriting Agreement has been duly authorized, executed and delivered by each party thereto other than Meridian and the Owner Trustee and that each such instrument constitutes the legal, valid and binding agreement of each such party other than the Owner Trustee.

          Based upon the foregoing, we are of the opinion that:

          (1) Meridian is a Pennsylvania trust company duly organized and validly existing in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite corporate power and authority to enter into and perform its obligations under the Trust Agreement, and pursuant to the Trust Agreement, the Owner Trustee has all requisite power and authority to enter into and perform its obligations under the Indenture and the Underwriting Agreement.

          (2) The Indenture has been duly and validly authorized by all necessary action on the part of the Owner Trustee, has been duly and validly executed and delivered by the Owner Trustee and, assuming the due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          (3) The Owner Trustee has executed such instruments and complied with such other formalities as are required of the Owner Trustee under the Indenture as a condition precedent to the creation and issuance Of the Bonds.

          (4) The Bonds have been duly authorized, executed, issued and delivered by the Owner Trustee and, assuming their due authentication by the Indenture Trustee in accordance with the Indenture and that value has been given therefor, are the legal, valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether considered in a procedure in equity or at law), and are entitled to the benefits purported to be provided by the Indenture in accordance with the terms of the Indenture and the Bonds.

          (5) No approval, authorization, consent or other order of any governmental body under any law of the Commonwealth of Pennsylvania governing the trust powers of Meridian or the Owner Trustee, is required to permit the issuance and sale of the Bonds by the Owner Trustee to the Underwriter pursuant to the Underwriting Agreement or the execution and delivery of the Underwriting Agreement or the Indenture by the Owner Trustee.

          (6) The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Owner Trustee.

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

          (7) The issuance and sale by the Owner Trustee of the Bonds and the execution, delivery and performance by the Owner Trustee of the Underwriting Agreement and the Indenture will not (a) violate any provision of Meridian's Articles of Incorporation or By-Laws or (b) violate any provision of any law or regulation of the Commonwealth of Pennsylvania governing the trust powers of Meridian or the Owner Trustee applicable to the Owner Trustee.

          In rendering the opinions set forth above, we have not opined as to and do not purport to opine as to the application of (i) any laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania or (ii) any securities or blue-sky laws. We confirm that Haight, Gardner, Poor & Havens and Winthrop, Stimson, Putnam & Roberts may rely on this opinion in issuing their own opinions to you.

                              Very truly yours,


                              STEVENS & LEE

                                                                       Exhibit F
                                                                       ---------

           [Form of Opinion of Winthrop, Stimson, Putnam & Roberts,
                         Counsel to the Underwriters]


                                      ______ __, 199__

MORGAN STANLEY & CO. INCORPORATED
CITICORP SECURITIES, INC.
c/o MORGAN STANLEY & CO. INCORPORATED
1585 Broadway
New York, NY  10036

Ladies and Gentlemen:

          We have acted as counsel to the underwriters (the "Underwriters"),
pursuant to the Underwriting Agreement dated     , 199 (the "Underwriting
Agreement") among the Underwriters, The United Illuminating Company, a Connecticut corporation (the "Company"), and the Owner Trustee, providing for the several purchases and reoffering by the Underwriters of $ in aggregate principal amount of Seabrook 1 Secured Lease Obligation Bonds as follows:
$      % Series due      ,    ; and $        % Series due , (collectively, the
"Bonds"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Underwriting Agreement.

          In our capacity as your counsel, we have examined such documents, and such questions of law and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the parties to the Transaction Documents and statements in the Registration Statement. We have not examined the Bonds except a specimen thereof, and we have relied upon a certificate of the Indenture Trustee as to its due execution of the Indenture and the due authentication of the Bonds. We have not examined into, and are expressing no opinion or belief as to matters relating to, titles to property, franchises, the nature and extent of the lien of the Indenture or the incorporation of the Company.

          Based upon and subject to the foregoing, it is our opinion that:

          (1) The Company is a corporation in good standing under the laws of the State of Connecticut.

          (2) The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company and is duly qualified under the Trust Indenture Act of 1939, as amended (the "TIA"). To the best of our knowledge, no proceedings to suspend the effectiveness of such qualification have been instituted or threatened by the Commission. The Indenture has been duly executed and delivered and is a valid and binding instrument enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or the enforcement of the security purported to be provided by the Indenture, by general equitable principles[, by the Atomic Energy Act of 1954 and regulations thereunder] and by an implied covenant of good faith and fair dealing.

          (3) The Bonds conform as to legal matters with the statements concerning them made in the Prospectus, are, assuming their due execution and issuance by the Owner Trustee and due authentication and delivery by the Trustee in accordance with the Indenture, legal, valid and binding obligations enforceable in accordance with their terms, and are entitled to the benefit of the security purported to be provided by the Indenture, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or the enforcement of the security purported to be provided by the Indenture, by general equitable principles[, by the Atomic Energy Act of 1954 and regulations thereunder] and by an implied covenant of good faith and fair dealing.

          (4) The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company and the Owner Trustee.

          (5) The Registration Statement, as of its effective date, and the Prospectus, as of its date of issue (except, in each case, as to the financial statements and other financial and statistical data contained therein, upon which we do not pass) complied as to form in all material respects with the requirements of the Act and the TIA; the Registration Statement has become, and on the date hereof is, effective under the Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order are threatened or pending under Section 8 of the Act.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness of the statements made to us by or on behalf of the Company and information included in the Registration Statement and the Prospectus and take no responsibility therefor, except as set forth in paragraph (3) hereof and insofar as such statements relate to us. In connection with the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with counsel for the Company, with Coopers & Lybrand, the independent public accountants who examined certain of the financial statements incorporated by reference in the Registration Statement, and with your representatives. We have not participated in the preparation of any of the documents incorporated by reference in the Prospectus nor in the selection of the information included therein or excluded therefrom by the Company. Subject to the foregoing, our review of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at its date of issue and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus, as to the statement of eligibility and qualification of the Indenture Trustee or as to the portions of the Registration Statement and the Prospectus which describe the Depository Trust Company and its book-entry system.

          We are members of the Bar of the State of New York, and (for purposes of this opinion) do not hold ourselves out as experts on the laws of Connecticut, New Hampshire, Pennsylvania or any other jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon opinions of even date herewith addressed to you of Wiggin & Dana and [Devine, Millimet & Branch] as to all matters of Connecticut and New Hampshire law, respectively, related to this opinion.

          The opinion set forth above is solely for your benefit in connection with the transactions contemplated by the Underwriting Agreement and may not be delivered to or relied upon in any manner by any other person or for any other purpose.


                         Very truly yours,


                         WINTHROP, STIMSON, PUTNAM & ROBERTS

                                     - 3 -